UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2016 (March 14, 2016)
FIDELITY & GUARANTY LIFE
(Exact name of registrant as specified in its charter)

Delaware	001-36227	46-3489149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Ruan Center 601 Locust Street, 14th Floor Des Moines, IA		50309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 445-6758

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.
On March 14, 2016, Fidelity & Guaranty Life (the “Company”) received notification from the Committee on Foreign Investment in the United States (“CFIUS”) that, following its review of the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 8, 2015, by and among the Company, Anbang Insurance Group Co., Ltd. (“Anbang”), AB Infinity Holding, Inc. (“Parent”), and AB Merger Sub, Inc. (“Merger Sub”), CFIUS has concluded all action under Section 721 of the Defense Production Act of 1950, as amended, and determined that there are no unresolved national security concerns with respect to such transaction. The foregoing satisfies the closing condition regarding CFIUS in the Merger Agreement.
Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving company, which will become a direct, wholly-owned subsidiary of Parent and an indirect, wholly-owned subsidiary of Anbang. Subject to regulatory approvals and the satisfaction of other customary closing conditions, the Merger is expected to close in the second quarter of 2016.
The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Forward-Looking Statements
“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This document contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements, including those statements regarding the Merger, the expected closing date of the Merger and other related matters. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond the Company’s control. Such statements are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in, or implied by, such statements and, therefore, you should not place undue reliance on any such statements. These statements are based on the beliefs and assumptions of the Company’s management and the management of the Company’s subsidiaries. Generally, forward-looking statements include information concerning current expectations, other actions, events, results, strategies and expectations and are generally, but not always, identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. No forward-looking statement can be guaranteed. Among other risks, there can be no guarantee that the Merger will be completed within the anticipated time frame or at all. Factors that could cause actual results, events and developments to differ include, without limitation: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against the Company or Anbang and others in connection with the Merger Agreement; the inability to complete the Merger due to the failure to satisfy the conditions to the Merger; risks that the Merger disrupts current plans and operations and potential difficulties in employee retention as a result of the Merger; and legislative, regulatory and economic developments. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent reports on Form 10-K and Form 10-Q and other documents of the Company on file with, or furnished to, the U.S. Securities and Exchange Commission. The Company does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 15, 2016	Fidelity & Guaranty Life

By: /s/ Eric L. Marhoun
Name: Eric L. Marhoun
Title: Executive Vice President, General Counsel and Secretary